Exhibit 10.1

BILL OF SALE

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Seller”), in consideration of the sum of Seventy Million and no/100 Dollars ($70,000,000.00), plus sales taxes in the amount of zero Dollars ($0.00), paid by General Electric Capital Corporation (together with its successors and assigns, if any, the “Buyer”), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer the equipment (the “Equipment”) described on Exhibit A attached hereto.

Buyer is purchasing the Equipment for leasing back to Seller pursuant to Schedule No. 001 to the Lease Agreement dated as of November 7, 2006 (collectively referred to as the “Lease”). Seller represents and warrants to Buyer that (1) Buyer will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (2) Seller has the right to sell the Equipment; (3) the Equipment has been delivered to Seller in good operating order and condition, and conforms with prudent industry standards applicable thereto; and (4) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Seller agrees to save and hold harmless Buyer from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 7th day of November 2006.

SELLER:
SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

By:	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A

TO BILL OF SALE DATED

NOVEMBER 7, 2006

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

Item Number	ON-SEMI ID #	TOOL ID	Vendor	Model	Vintage	S/N	Description	Description	Capitalized Lessor’s Cost
1	93042300	CED14601	AMAT	Ultima	2000	000063 or CB63	CVD System	2 HDP Silane, 2 SiN DCVD, STI SiO2, and LI SiN	$1,000,000
2	93042100	CED14602	AMAT	Ultima	2000	321453	CVD System	2 HDP Silane, 2 SiN DCVD, STI SiO2, and LI SiN	$1,000,000
3	93041900	CED15601	AMAT	Ultima	2000	319216	CVD System	PSG HDP Only 1 chamber plumbed, 2nd chamber coming. Multi slot cool down chamber. Will be a 3 chamber system. Ultima Chambers. 3. Will be brought up. One orienter / aligner	$950,000
4	93039100	CED19601	AMAT	Producer	2000	300420	CVD System	Running Trimethyl Silane, No TEOS, Twin Chambers, 2 Duals, with ASTEC Genertors. Not a Stubby Platform, running Black Diamond.	$750,000
5	93038700	CED19602	AMAT	Producer S	2000	408857	CVD System	Stubby Platform, N2, O2 HeNF3, - ASTEC Generators on Chambers, 2ea, dual twin chambers, MethylSilane for Black Diamond.	$850,000
6	93032600	MET01604	AMAT	Endura 5500	2000	302538	PVD System	1 Degas; 1 Reactive PC; SIP Ta; Al; SIP Cu	$1,050,000
7	93032500	MET01605	AMAT	Endura 5500	1997	P150F / 302536	PVD System	1 Degas; 1 Reactive PC; Encore Ta; Dura Ta; Al; Encore Cu	$950,000
8	93031700	MET16603	AMAT	Endura 5500	1998	820	PVD System	2 OD, 2PCII, 3 wb PVD, 1-Ti, 1-Co, 1-TiN	$950,000
9	93031600	MET16604	AMAT	Endura 5500	1998	778	PVD System	2 OD, 2PCII, 4 wb PVD, 1-Ti, 1-Co, 1-TiN, 1-Ni	$950,000
10	93036800	MET17601	AMAT	Endura 5500	2000	302536	PVD System	ChD = Vectra IMP Ti, C4 PVD Ti, Ch2 = Al, Ch1 = PVDTi wb, ChA = OD, Ch3 = Empty	$1,050,000
11	93036600	MET17602	AMAT	Endura 5500	1999	P776	PVD System	ChC = PVD IMP Vectra Ti, Ch1 & 4 PVD Ti, Ch2 is Hot Al with cryo pos extendor for 400C Al, Ch3 is PVD Al water cooled , ChD = PVD Ti wb (all Al Chucks are ESC)	$1,100,000
12	93036400	MET17603	AMAT	Endura 5500	n/a	P079	PVD System	HP+ Robots, ChD=PVD wb Ti, PVD Ti, Ch1&2 PVD TiN, Ch2&3 PVD Al	$1,050,000
13	93036900	MET17606	AMAT	Endura 5500	n/a	305624	PVD System	HP+ Robots, ChD=PVD WB, PVD Ti, Ch1&2 PVD TiN, Ch2&3 PVD Al, PC2	$1,100,000
14	93036700	MET17607	AMAT	Endura 5500	n/a	319278	PVD System	HP+ Robots, ChD=PVD wb Ti, PVD Ti, Ch1&2 PVD TiN, Ch2&3 PVD Al	$1,100,000
15	93036500	MET17608	AMAT	Endura 5500	n/a	321529	PVD System	HP+ Robots, ChD=PVD wb Ti, PVD Ti, Ch1&2 PVD TiN, Ch2&3 PVD Al	$1,100,000
16	93037100	MET17609	AMAT	Endura 5500	n/a	320752	PVD System	HP+ Robots, ChD=PVD wb Ti, PVD Ti, Ch1&2 PVD TiN, Ch2&3 PVD Al	$1,100,000
17	93037000	MET17610	AMAT	Endura 5500	n/a	320783	PVD System	HP+ Robots, ChD=PVD wb Ti, PVD Ti, Ch1&2 PVD TiN, Ch2&3 PVD Al	$1,100,000
18	93043100	MET19604	AMAT	Endura 5500	2001	321530	PVD System	2 PCII, 2 OD, Ch1= Vectra IMP Ti wb, Ch2&3 = TxZ, Pos 4 Empty, HP+ Robots	$1,100,000
19	93043500	MET19605	AMAT	Endura 5500	2000	320751	PVD System	2 PCII, 2 OD, Ch1= Vectra IMP Ti wb, Ch2&3 = TxZ, Pos 4 Empty, HP+ Robots	$1,100,000
20	93000800	MET19606	AMAT	Endura 5500	n/a	321765	PVD System	2 PCII, 2 OD, Ch1= Vectra IMP Ti wb, Ch2&3 = TxZ, Pos 4 has Inficon insitu Particle monitor, HP+ Robots	$1,100,000
21	93033400	POL07601	AMAT	Mirra-Mesa	n/a	307340	CMP System		$800,000
22	93032000	POL07603	AMAT	Mirra-Mesa	n/a	402259	CMP System		$800,000
23	93012400	RTP05601	AMAT	Centura RTP XE+	n/a	R561	RTP System	TPCC Platform, 2 XE+ Chambers, Toxic, 2 cool down stations	$600,000
24	93012600	RTP05602	AMAT	Centura RTP XE+	n/a	000636	RTP System	TPCC Platform, 3 XE+ Chambers, Toxic, 2 cool down stations	$650,000
25	93012500	RTP05603	AMAT	Centura RTP XE+	n/a	317259	RTP System	TPCC Platform, 3 XE+ Chambers, Toxic, 2 cool down stations	$650,000
26	93003100	STP18606	ASML	Converted to 750	03-2000	5266	Deep UV Scanner	Converted to 750 in 2005	$3,500,000
27	93004000	STP18601	ASML	700C	12-1999	8592	Deep UV Scanner		$3,100,000
28	93004200	STP18605	ASML	700C	04-2000	8912	Deep UV Scanner		$3,100,000
29	93003800	STP19603	ASML	400C	02-2001	7272	I-Line Scanner		$1,250,000
30	93001200	STP19604	ASML	400C	04-2001	8114	I-Line Scanner		$1,250,000
31	93001000	STP19605	ASML	400C	05-2001	7527	I-Line Scanner		$1,250,000
32	93000801	STP19606	ASML	400C	05-2001	7788	I-Line Scanner		$1,250,000
33	93007400	STP19607	ASML	400C	07-2001	3848	I-Line Scanner		$1,250,000
34	93007200	STP19608	ASML	400C	06-2001	9588	I-Line Scanner		$1,250,000
35	93016000 to 93016400	ETH21600	LRC	Alliance A6 9400 PTX	2000	8980 TM 94-850, 94-849, 94-848, 94-260	Poly Etcher		$900,000
36	93014500 to 93014900	ETH21602	LRC	Alliance A6 9400 PTX	1999	8807 TM 94-659, 94-658, 45XL-53, 45XL-229	Poly Etcher	2x 9400, 2x 4520 XL	$650,000
37	93017700 to 93018000	ETH21605	LRC	Alliance A6 4520XL	1998	8619 TM 45XL-195, 45XL-89, 45XL-92	Dielectric Etcher	45XL-195 HPT upgrade	$575,000
38	93019800 to 93020200	ETH21607	LRC	Alliance A6 Exelan	1999	8799 TM EX 021, EX 011, EX 051, 45XL-194	Dielectric Etcher		$575,000
39	93019100 to 93019500	ETH21608	LRC	Alliance A6 Exelan	1999	8804 TM EX 18, EX 052, EX 027, EX028	Dielectric Etcher		$575,000
40	93020600 to 93021000	ETH21609	LRC	Alliance A6 Exelan	2000	8978 TM EX 047, EX 26, EX 304, EX 263	Dielectric Etcher	EX 304 HPT upgrade	$575,000
41	93023900 to 93024300	ETH21612	LRC	Alliance A6 9600 PTX	1999	8669 TM strip 128, 96-149, 96-159, strip 139	Metal Etcher	2x2 Config / Microwave strippers	$750,000
42	93024900 to 93025300	ETH21613	LRC	Alliance A6 9600 PTX	1999	8857 TM strip 232, 96-240, 96-249, strip 223	Metal Etcher	2x2 Config / Microwave strippers	$750,000
43	93024400 to 93024800	ETH21614	LRC	Alliance A6 9600 PTX	2000	80047 TM strip 339, 96-359, 96-358, strip 338	Metal Etcher	2x2 Config / Microwave strippers	$750,000
44	93025400 to 93025800	ETH21615	LRC	Alliance A6 9600 PTX	2000	80304 TM strip 445, 96-465, 96-466, strip 446	Metal Etcher	2x2 Config / Microwave strippers	$750,000
45	93023400 to 93023800	ETH21616	LRC	Alliance A6 9600 PTX	2001	80408 TM strip 515, 96-533, 96-532, strip 514	Metal Etcher	2x2 Config / Microwave strippers	$750,000
46	93022400 to 93022800	ETH21617	LRC	Alliance A6 9600 PTX	2001	80463 TM strip 533, 96-549, 96-548, strip 532	Metal Etcher	2x2 Config / Microwave strippers	$750,000
47	93029100 to 93029500	ETH21631	LRC	Alliance A6 9400 DFM/PTX	2001	80445 TM 94-1229, 94-1228, 94-1230, 94-1045	Poly Etcher	2x DFM, 2x PTX	$900,000
48	93027300 to 93027700	ETH21651	LRC	Alliance A6 Exelan	2001	80415 TM EX305, EX 053, EX303, EX 302	Dielectric Etcher	2x Exelan, 2x HPT	$575,000
49	93030500	CED07601	Novellus	C2 Single Sequel	2000	00-10-C25853	CVD System	C2 Single Sequel Express, silane only	$550,000
50	93042000	CED07603	Novellus	C2 Single Sequel	2000	00-51-C26182	CVD System	Single Sequel Silane only SiN-Shrink	$550,000
51	93037700	CED08603	Novellus	C2 Dual Sequel	2000	00-40-26083	CVD System	C2 Dual Sequel TEOS Duraflow both Chambers. Undoped TEOS/ Silane SiN	$725,000
52	93037500	CED08604	Novellus	C2 Dual Sequel	2000	00-52-C26194	CVD System	C2 Dual Sequel TEOS Duraflow both Chambers. Undoped TEOS/ Silane SiN, one Module is plumbed to run CO2	$725,000
53	93028200	CED09602	Novellus	C2 Dual Speed/ Sequel	1998	98-34-C25566	CVD System	C2 Shrink, Dual Speed Sequel, no TEOS	$825,000
54	93041500	CED09603	Novellus	C2 Dual Speed/ Sequel	1999	99-31-C25702	CVD System	Dual SPEED Sequel Shrink, Silane only - Auto Temp Control, Plumbed sith SiF4 for FSG	$825,000
55	93026900	CED09605	Novellus	C2 Dual Speed/ Sequel	2000	00-39-C26070	CVD System	Dual Speed NanoFill (large Turbo’s), Silane Sequel	$1,100,000
56	93041300	CED09606	Novellus	C2 Dual Speed/ Sequel	2000	00-49-C26153	CVD System	Dual SPEED Sequel Shrink, Silane only - Auto Temp Control, Plumbed sith SiF4 for FSG	$900,000
57	93041400	CED09607	Novellus	C2 Dual Speed/ Sequel	2000	00-51-C26183	CVD System	Dual SPEED Sequel Shrink, Silane only - Auto Temp Control, Plumbed sith SiF4 for FSG	$900,000
58	93041600	CED09608	Novellus	C2 Dual Speed/ Sequel	2000	00-52-C26193	CVD System	Dual SPEED Sequel Shrink, Silane only - Auto Temp Control, No FSG	$900,000
59	93043000	CED11601	Novellus	C2 Dual Altus	1997	97-24-5331	CVD System	Dual Altus W CVD . Running with exclusion ring config	$700,000
60	93043900	CED11602	Novellus	C2 Dual Altus	1997	97-38-5387	CVD System	Dual Altus W CVD . Running with exclusion ring config	$700,000
61	93030600	CED11604	Novellus	C2 Dual Altus	2000	00-13-25875	CVD System	Dual Altus - Shrink	$750,000
62	93027800	ETH25601	TEL	Unity M	n/a	UM 0029	Dielectric Etcher	3x DRM	$1,400,000
63	93029000	ETH36601	TEL	Unity Me	2003	UME 104	Dielectric Etcher	1x SCCM, 1 DRM	$800,000
64	93028900	ETH36602	TEL	Unity Me	2004	UME 116	Dielectric Etcher	2x DRM	$1,050,000
65	93003900	TRK04601	TEL	Act 8	03-2000	9200963	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$575,000
66	93004100	TRK04605	TEL	Act 8	05-2000	9201118	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$575,000
67	93003000	TRK04606	TEL	Act 8	03-2000	9200964	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$575,000
68	93003700	TRK05603	TEL	Act 8	03-2001	9212143	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$650,000
69	93001303	TRK05604	TEL	Act 8	04-2001	9212211	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$650,000
70	93001100	TRK05605	TEL	Act 8	05-2001	9212212	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$650,000
71	93000900	TRK05606	TEL	Act 8	06-2001	9212213	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$650,000
72	93007300	TRK05607	TEL	Act 8	08-2001	9212296	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$650,000
73	93007100	TRK05608	TEL	Act 8	08-2001	9212290	Coater/Developer Track	2C / 2B / 4D / RDS Pumps / WEE/SMIF	$650,000
TOTAL CAPITALIZED LESSOR’S COST									$70,000,000